UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2014 (September 9, 2014)

SFX Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 6th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 561-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On September 10, 2014, SFX Entertainment, Inc. (the “Company”) announced that, pursuant to the Company’s previously announced solicitation of consents (the “Consent Solicitation”) from holders of its outstanding 9.625% Second Lien Senior Secured Notes due 2019 (the “Securities”), the Company has received the consents from all of the holders of the outstanding Securities to amend the indenture governing the Securities dated February 4, 2014 (the “Indenture”) in order to, among other things, modify the definition of “Consolidated EBITDA” (the “Amendment”).  The Consent Solicitation expired at 5:00 p.m., New York City time, on September 9, 2014 (the “Expiration Time”).

Following the receipt of the requisite consents, on September 9, 2014, the Company, the guarantors under the Indenture and U.S. Bank National Association, as trustee and collateral agent, executed a supplemental indenture (the “Supplemental Indenture”) giving effect to the Amendment.  After giving effect to the Amendment, the Company is permitted to, among other things, include in the calculation of Consolidated EBITDA incremental contributions to Consolidated EBITDA from “qualified marketing agreements” (as defined in the Indenture) entered into after the period for which Consolidated EBITDA is being calculated and before the relevant date of determination.

The Company will pay each holder who delivered a valid consent to the Amendment a cash payment equal to $10.00 per $1,000 principal amount of Securities for which such holder validly delivered (and did not validly revoke) its consent prior to the Expiration Time.

The foregoing description of the Amendment and the Supplemental Indenture is not complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

The information set forth above in Item 1.01 of this Current Report is incorporated herein by reference into this Item 5.07.

Item 7.01              Regulation FD Disclosure.

A copy of the press release announcing the receipt of the requisite consents and the expiration of the Consent Solicitation is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.  The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of September 9, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee and collateral agent
99.1	Press release dated September 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

September 10, 2014	By:	/s/ Robert F.X. Sillerman
	Name:	Robert F.X. Sillerman
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of September 9, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee and collateral agent
99.1	Press release dated September 10, 2014